Exhibit 99(1)

HESS REPORTS ESTIMATED RESULTS FOR THE SECOND QUARTER OF 2011

Second Quarter Highlights:

•	Net income was $607 million, up from $375 million in the second quarter of 2010

•	Net cash provided by operating activities was $1,689 million, up from $981 million in the second quarter of 2010

•	Oil and gas production was 372,000 barrels of oil equivalent per day, compared with 415,000 in the second quarter of 2010

•	Capital and exploratory expenditures were $1,490 million, up from $963 million in the second quarter of 2010

NEW YORK, July 27, 2011 -- Hess Corporation (NYSE: HES) reported net income of $607 million for the second quarter of 2011 up from $375 million for the second quarter of 2010.  The after-tax income (loss) by major operating activity was as follows:

	Three Months Ended		Six Months Ended
	June 30, (unaudited)		June 30, (unaudited)
	2011	2010	2011	2010
	(In millions, except per share amounts)
Exploration and Production	$747	$488	$1,726	$1,039
Marketing and Refining	(39)	(19)	-	68
Corporate	(42)	(42)	(70)	(90)
Interest expense	(59)	(52)	(120)	(104)
Net income attributable to Hess Corporation	$607	$375	$1,536	$913

Net income per share (diluted)	$1.78	$1.15	$4.52	$2.79

Weighted average number of shares (diluted)	340.4	327.5	339.7	327.2

Exploration and Production earnings were $747 million in the second quarter of 2011 up from $488 million in the second quarter of 2010.  The Corporation’s average worldwide crude oil selling price, including the effect of hedging, was $97.20 per barrel, up from $64.81 per barrel in the second quarter of 2010. The average worldwide natural gas selling price was $5.93 per Mcf in the second quarter of 2011 compared with $5.57 per Mcf in the same quarter a year ago.  The Corporation’s second quarter oil and gas production was 372,000 barrels of oil equivalent per day, compared with 415,000 barrels of oil equivalent per day in the second quarter a year ago, due to lower production from Africa, primarily reflecting the suspension of production in Libya due to civil unrest, and the sale of certain natural gas producing assets in the United Kingdom North Sea in February 2011.

Marketing and Refining generated a loss of $39 million in the second quarter of 2011 compared with a loss of $19 million in the same period in 2010.  Refining operations incurred a loss of $44 million in the second quarter of 2011 compared with a loss of $31 million in the second quarter a year ago.  Marketing earnings were $28 million, up from $17 million in the second quarter of 2010.  Trading activities generated a loss of $23 million in the second quarter of 2011 compared with a loss of $5 million in the second quarter of last year.

The following table reflects the total after-tax income (expense) of items affecting the comparability of earnings between periods:

	Three Months Ended		Six Months Ended
	June 30, (unaudited)		June 30, (unaudited)
	2011	2010	2011	2010
	(Millions of dollars)
Exploration and Production	$-	$-	$310	$58
Corporate	-	-	-	(7)
	$-	$-	$310	$51

Net cash provided by operating activities was $1,689 million in the second quarter of 2011, up from $981 million in the same quarter of 2010.  Capital and exploratory expenditures were $1,490 million, of which $1,469 million related to Exploration and Production operations.  Capital and exploratory expenditures for the second quarter of 2010 were $963 million, of which $930 million related to Exploration and Production operations.

At June 30, 2011, cash and cash equivalents totaled $2,194 million up from $1,608 million at December 31, 2010.  Total debt was $5,541 million at June 30, 2011 and $5,583 million at December 31, 2010.  The Corporation’s debt to capitalization ratio at June 30, 2011 improved to 22.7 percent compared with 24.9 percent at the end of 2010.

Hess Corporation will review second quarter financial and operating results and other matters on a webcast at 10 a.m. today.  For details about the event, refer to the Investor Relations section of our website at www.hess.com.

Hess Corporation, with headquarters in New York, is a global integrated energy company engaged in the exploration, production, purchase, transportation and sale of crude oil and natural gas, as well as the production and sale of refined petroleum products. More information on Hess Corporation is available at www.hess.com.

Forward-looking Statements
Certain statements in this release may constitute "forward-looking statements" within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties and other factors which may cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, uncertainties inherent in the measurement and interpretation of geological, geophysical and other technical data.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS OF DOLLARS)

	Second	Second	First
	Quarter	Quarter	Quarter
	2011	2010	2011
Income Statement
Revenues and Non-operating Income
Sales (excluding excise taxes) and other operating revenues	$9,853	$7,732	$10,215
Income (loss) from equity investment in HOVENSA L.L.C.	(49)	(6)	(48)
Other, net	2	24	348

Total revenues and non-operating income	9,806	7,750	10,515

Costs and Expenses
Cost of products sold (excluding items shown separately below)	6,841	5,316	7,040
Production expenses	599	440	531
Marketing expenses	247	245	283
Exploration expenses, including dry holes
and lease impairment	257	172	313
Other operating expenses	42	80	42
General and administrative expenses	174	159	164
Interest expense	97	83	99
Depreciation, depletion and amortization	588	558	558

Total costs and expenses	8,845	7,053	9,030

Income before income taxes	961	697	1,485
Provision for income taxes	392	301	511

Net income	569	396	974
Less: Net income (loss) attributable to noncontrolling interests	(38)	21	45
Net income attributable to Hess Corporation	$607	$375	$929

Supplemental Income Statement Information
Foreign currency gains (losses), after-tax	$(2)	$(4)	$(3)
Capitalized interest	2	1	2

Cash Flow Information
Net cash provided by operating activities (*)	$1,689	$981	$1,135

Capital and Exploratory Expenditures
Exploration and Production
United States	$793	$399	$540
International	676	531	633

Total Exploration and Production	1,469	930	1,173
Marketing, Refining and Corporate	21	33	13

Total Capital and Exploratory Expenditures	$1,490	$963	$1,186

Exploration expenses charged to income included above
United States	$56	$21	$42
International	59	41	62

	$115	$62	$104

(*)Includes changes in working capital

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS OF DOLLARS)

	First Half
	2011	2010
Income Statement
Revenues and Non-operating Income
Sales (excluding excise taxes) and other operating revenues	$20,068	$16,991
Income (loss) from equity investment in HOVENSA L.L.C.	(97)	(91)
Other, net	350	70

Total revenues and non-operating income	20,321	16,970

Costs and Expenses
Cost of products sold (excluding items shown separately below)	13,881	11,856
Production expenses	1,130	917
Marketing expenses	530	498
Exploration expenses, including dry holes
and lease impairment	570	323
Other operating expenses	84	132
General and administrative expenses	338	314
Interest expense	196	167
Depreciation, depletion and amortization	1,146	1,100

Total costs and expenses	17,875	15,307

Income before income taxes	2,446	1,663
Provision for income taxes	903	699

Net income	1,543	964
Less: Net income (loss) attributable to noncontrolling interests	7	51
Net income attributable to Hess Corporation	$1,536	$913

Supplemental Income Statement Information
Foreign currency gains (losses), after-tax	$(5)	$(5)
Capitalized interest	4	2

Cash Flow Information
Net cash provided by operating activities (*)	$2,824	$1,806

Capital and Exploratory Expenditures
Exploration and Production
United States	$1,333	$736
International	1,309	1,035

Total Exploration and Production	2,642	1,771
Marketing, Refining and Corporate	34	53

Total Capital and Exploratory Expenditures	$2,676	$1,824

Exploration expenses charged to income included above
United States	$98	$62
International	121	73

	$219	$135

(*)Includes changes in working capital

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS OF DOLLARS)

	June 30,	December 31,
	2011	2010
Balance Sheet Information

Cash and cash equivalents	$2,194	$1,608
Other current assets	6,692	7,172
Investments	417	443
Property, plant and equipment – net	22,528	21,127
Other long-term assets	5,160	5,046
Total assets	$36,991	$35,396

Short-term debt and current maturities of long-term debt	$35	$46
Other current liabilities	6,761	7,567
Long-term debt	5,506	5,537
Other long-term liabilities	5,785	5,437
Total equity excluding other comprehensive income (loss)	19,566	17,968
Accumulated other comprehensive income (loss)	(662)	(1,159)
Total liabilities and equity	$36,991	$35,396

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
(IN MILLIONS OF DOLLARS)

	Second Quarter 2011
	United
	States	International	Total
Sales and other operating revenues	$858	$1,840	$2,698
Other, net	(13)	8	(5)

Total revenues and non-operating income	845	1,848	2,693
Costs and expenses
Production expenses, including related taxes	179	420	599
Exploration expenses, including dry holes
and lease impairment	128	129	257
General, administrative and other expenses	49	27	76
Depreciation, depletion and amortization	166	387	553

Total costs and expenses	522	963	1,485

Results of operations before income taxes	323	885	1,208
Provision for income taxes	120	341	461

Results of operations attributable to Hess Corporation	$203	$544	$747

	Second Quarter 2010
	United
	States	International	Total
Sales and other operating revenues	$570	$1,489	$2,059
Other, net	5	9	14

Total revenues and non-operating income	575	1,498	2,073
Costs and expenses
Production expenses, including related taxes	113	327	440
Exploration expenses, including dry holes
and lease impairment	60	112	172
General, administrative and other expenses	32	33	65
Depreciation, depletion and amortization	157	377	534

Total costs and expenses	362	849	1,211

Results of operations before income taxes	213	649	862
Provision for income taxes	84	290	374

Results of operations attributable to Hess Corporation	$129	$359	$488

	First Quarter 2011
	United
	States	International	Total
Sales and other operating revenues	$746	$1,867	$2,613
Other, net	(1)	345	344

Total revenues and non-operating income	745	2,212	2,957
Costs and expenses
Production expenses, including related taxes	137	394	531
Exploration expenses, including dry holes
and lease impairment	109	204	313
General, administrative and other expenses	48	36	84
Depreciation, depletion and amortization	152	385	537

Total costs and expenses	446	1,019	1,465

Results of operations before income taxes	299	1,193	1,492
Provision for income taxes	112	401	513

Results of operations attributable to Hess Corporation	$187	$792	$979

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
(IN MILLIONS OF DOLLARS)

	First Half 2011
	United
	States	International	Total
Sales and other operating revenues	$1,604	$3,707	$5,311
Other, net	(14)	353	339

Total revenues and non-operating income	1,590	4,060	5,650
Costs and expenses
Production expenses, including related taxes	316	814	1,130
Exploration expenses, including dry holes
and lease impairment	237	333	570
General, administrative and other expenses	97	63	160
Depreciation, depletion and amortization	318	772	1,090

Total costs and expenses	968	1,982	2,950

Results of operations before income taxes	622	2,078	2,700
Provision for income taxes	232	742	974

Results of operations attributable to Hess Corporation	$390	$1,336	$1,726

	First Half 2010
	United
	States	International	Total
Sales and other operating revenues	$1,152	$3,021	$4,173
Other, net	4	64	68

Total revenues and non-operating income	1,156	3,085	4,241
Costs and expenses
Production expenses, including related taxes	229	688	917
Exploration expenses, including dry holes
and lease impairment	138	185	323
General, administrative and other expenses	68	64	132
Depreciation, depletion and amortization	293	760	1,053

Total costs and expenses	728	1,697	2,425

Results of operations before income taxes	428	1,388	1,816
Provision for income taxes	161	616	777

Results of operations attributable to Hess Corporation	$267	$772	$1,039

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Second	Second	First
	Quarter	Quarter	Quarter
	2011	2010	2011
Operating Data
Net Production Per Day (in thousands)
Crude oil - barrels
United States	77	73	77
Europe	93	81	99
Africa	66	118	84
Asia	12	14	14
Total	248	286	274

Natural gas liquids - barrels
United States	13	12	13
Europe	3	3	4
Asia	1	1	1
Total	17	16	18

Natural gas - mcf
United States	100	102	106
Europe	72	140	107
Asia and other	471	437	430
Total	643	679	643
Barrels of oil equivalent	372	415	399

Average Selling Price
Crude oil - per barrel (including hedging)*
United States	$106.62	$72.99	$91.56
Europe	87.75	56.21	84.17
Africa	97.74	63.54	82.32
Asia	113.44	78.01	110.80
Worldwide	97.20	64.81	87.22

Crude oil - per barrel (excluding hedging)
United States	$106.62	$72.99	$91.56
Europe	87.75	56.21	84.17
Africa	118.19	77.03	102.58
Asia	113.44	78.01	110.80
Worldwide	102.73	70.15	92.35

Natural gas liquids - per barrel
United States	$61.57	$45.84	$57.31
Europe	69.99	54.61	80.29
Asia	79.63	60.89	73.35
Worldwide	64.05	48.10	63.45

Natural gas - per mcf
United States	$3.71	$3.65	$3.82
Europe	8.97	5.35	8.25
Asia and other	5.94	6.09	5.75
Worldwide	5.93	5.57	5.84

* The after-tax losses from crude oil hedging activities were $81 million in the second quarter of 2011, $84 million in the second quarter of 2010 and $81 million in the first quarter of 2011.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	First Half
	2011	2010
Operating Data
Net Production Per Day (in thousands)
Crude oil - barrels
United States	77	72
Europe	96	83
Africa	75	118
Asia	13	14
Total	261	287

Natural gas liquids - barrels
United States	13	12
Europe	3	3
Asia	1	1
Total	17	16

Natural gas - mcf
United States	103	100
Europe	89	148
Asia and other	451	445
Total	643	693
Barrels of oil equivalent	385	419

Average Selling Price
Crude oil - per barrel (including hedging)*
United States	$99.12	$73.68
Europe	85.84	55.72
Africa	90.04	62.96
Asia	111.91	75.99
Worldwide	92.05	64.22

Crude oil - per barrel (excluding hedging)
United States	$99.12	$73.68
Europe	85.84	55.72
Africa	110.39	76.50
Asia	111.91	75.99
Worldwide	97.37	69.61

Natural gas liquids - per barrel
United States	$59.43	$48.50
Europe	76.01	57.00
Asia	76.23	62.11
Worldwide	63.74	50.51

Natural gas - per mcf
United States	$3.77	$4.12
Europe	8.55	5.38
Asia and other	5.85	6.23
Worldwide	5.89	5.75

* The after-tax losses from crude oil hedging activities were $162 million for the six months ended June 30, 2011 and $167 million for the six months ended June 30, 2010.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA (UNAUDITED)

		Second	Second	First
		Quarter	Quarter	Quarter
		2011	2010	2011
Financial Information (in millions of dollars)

Marketing and Refining Results
Income (loss) before income taxes		$(45)	$(37)	$96
Provision (benefit) for income taxes		(6)	(18)	57
Results of operations attributable to Hess Corporation		$(39)	$(19)	$39

Summary of Marketing and Refining Results
Refining		$(44)	$(31)	$(48)
Marketing		28	17	68
Trading		(23)	(5)	19
Results of operations attributable to Hess Corporation		$(39)	$(19)	$39

Operating Data (barrels and gallons in thousands)

Refined Product Sales (barrels per day)
Gasoline		228	238	226
Distillates		114	112	134
Residuals		56	57	87
Other		28	28	20
Total		426	435	467

Refinery Throughput (barrels per day)
HOVENSA - Crude runs		303	392	263
HOVENSA - Hess 50% share		152	196	132
Port Reading		66	35	66

Refinery Utilization	Refinery Capacity
HOVENSA	(barrels per day)
Crude	350 (a)	86.7%	78.5%	75.2%
FCC	150	77.8%	91.0%	65.6%
Coker	58	96.0%	81.9%	41.6%
Port Reading	70	93.6%	49.7%	94.0%

Retail Marketing
Number of retail stations (b)		1,356	1,358	1,350
Convenience store revenue (in millions of dollars) (c)		$305	$317	$278
Average gasoline volume per station (gallons per month) (c)		199	203	185

(a)	HOVENSA’s refining crude capacity was reduced to 350,000 from 500,000 barrels per day in the first quarter of 2011.
(b)	Includes company operated, Wilco-Hess, dealer and branded retailer.
(c)	Company operated only.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA (UNAUDITED)

		First Half
		2011	2010
Financial Information (in millions of dollars)

Marketing and Refining Results
Income (loss) before income taxes		$51	$102
Provision (benefit) for income taxes		51	34
Results of operations attributable to Hess Corporation		$-	$68

Summary of Marketing and Refining Results
Refining		$(92)	$(87)
Marketing		96	138
Trading		(4)	17
Results of operations attributable to Hess Corporation		$-	$68

Operating Data (barrels and gallons in thousands)
Refined Product Sales (barrels per day)
Gasoline		227	245
Distillates		124	119
Residuals		71	71
Other		24	39
Total		446	474

Refinery Throughput (barrels per day)
HOVENSA - Crude runs		283	384
HOVENSA - Hess 50% share		142	192
Port Reading		66	48

Refinery Utilization	Refinery Capacity
HOVENSA	(barrels per day)
Crude	350 (a)	81.0%	76.8%
FCC	150	71.7%	66.3%
Coker	58	69.0%	83.4%
Port Reading	70	93.8%	69.1%

Retail Marketing
Number of retail stations (b)		1,356	1,358
Convenience store revenue (in millions of dollars) (c)		$583	$593
Average gasoline volume per station (gallons per month) (c)		192	195

(a)	HOVENSA’s refining crude capacity was reduced to 350,000 from 500,000 barrels per day in the first quarter of 2011.
(b)	Includes company operated, Wilco-Hess, dealer and branded retailer.
(c)	Company operated only.

CONTACT:
Hess Corporation
Investor Contact:
Jay Wilson, 212-536-8940
or
Media Contact:
Jon Pepper, 212-536-8550